Exhibit 10

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated December 8, 1997, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-26830) of Dreyfus Worldwide Dollar Money Market Fund, Inc.


                                        /s/ Ernst & Young LLP
                                            Ernst & Young


New York, New York
May 29, 1998